UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2009

Gladstone Commercial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-50363	020681276
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2009, Gladstone Commercial Corporation (the "Company") and Gladstone Commercial Limited Partnership (the "Operating Partnership") entered into an Open Market Sale Agreement (the "Open Market Sale Agreement") with Jefferies & Company, Inc. ("Jefferies"), under which the Company may, from time to time, offer and sell shares of its common stock with an aggregate sales price of up to $25,000,000 through Jefferies, or to Jefferies for resale, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company is the indirect general partner of the Operating Partnership, a Delaware limited partnership that serves as the Company’s primary operating partnership subsidiary. Sales of its common stock through Jefferies, if any, will be executed by means of ordinary brokers’ transactions on the NASDAQ Global Market or otherwise at market prices, in privately negotiated transactions, crosses or block transactions or such other transactions as may be agreed between the Company and Jefferies, including a combination of any of these transactions. The Company will pay Jefferies a commission, or allow a discount, as the case may be, in each case equal to 2.0% of the gross sales proceeds of any common stock sold through Jefferies as agent, or to Jefferies as principal, under the Open Market Sale Agreement.

The offering of shares of common stock pursuant to the Open Market Sale Agreement will terminate upon the earlier of (i) the sale of all shares of common stock subject to the Open Market Sale Agreement, (ii) the termination of the Open Market Sale Agreement according to its terms by either Jefferies or the Company, or (iii) November 4, 2012.

The foregoing description of terms of the Open Market Sale Agreement is qualified in its entirety by reference to the Open Market Sale Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 1.1 – Open Market Sale Agreement by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership and Jefferies & Company, Inc.

Exhibit 5.1 – Opinion of Cooley Godward Kronish LLP

Exhibit 23.1 – Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

November 4, 2009	By:	Danielle Jones

Name: Danielle Jones
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1.1	Open Market Sale Agreement by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership and Jefferies & Company, Inc.
5.1	Opinion of Cooley Godward Kronish LLP